SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement             [ ] Confidential, for use of
                                                 the Commission only
                                                 (per Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-ll(c) or Rule 14a-12

                           PICK Communications Corp.
                (Name of Registrant as Specified In Its Charter)

                           PICK Communications Corp.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) & 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated, and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid: $______________

         (2) Form, Schedule or Registration Statement No.: _________________

         (3) Filing Party: _________________

         (4) Date Filed: __________________

                            PICK Communications Corp.
                           Wayne Interchange Plaza II
                                155 Route 46 West
                             Wayne, New Jersey 07470
                                 (201) 812-7425

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held January 21, 1997

To The Stockholders of PICK Communications Corp.:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of PICK Communications Corp., a Nevada Company (the "Company"), will be held at the Company's principal executive offices located at Wayne Interchange Plaza II, 155 Route 46 West, Wayne, New Jersey 07470, at 10:00 a.m., Eastern Standard Time, on January 21, 1997, for the following purposes:

         1. To elect six (6) Directors of the Company to serve for the ensuing year and until their successors are elected and qualify - Proposal 1.

         2. To ratify the adoption of the Company's 1996 Employee Stock Option Plan - Proposal 2.

         3. To adopt amendments to Articles IV and VIII and delete Article IX of the Company's Articles of Incorporation (i) increasing the number of authorized shares of common stock of the Company from 50,000,000 to 75,000,000, (ii) decreasing the par value of each share of such common stock from $.002 per share to $.001 per share, and (iii) eliminating the prohibition on cumulative voting of the common stock - Proposal 3.

         4. To adopt an amendment to Article IV of the Charter authorizing up to 10,000,000 shares of "blank check" preferred stock of the Company - Proposal 4.

         5. To adopt an amendment to Article III, Section 14 of the Company's By-Laws reducing the minimum number of Directors required to serve on committees of the Board of Directors from three to two - Proposal 5.

         6. To ratify the appointment of Durland & Company, CPAs, P.A. as the Company's auditors - Proposal 6.

         7. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on December 5, 1996 as the record date for determining the Stockholders entitled to notice of and to vote at the Annual Meeting.

                                              By Order of the Board of Directors


                                              Raymond M. Brennan, Secretary
Wayne, New Jersey
December  , 1996
                                    IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT TO PICK COMMUNICATIONS CORP. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE ANNUAL MEETING AND VOTE THERE IN PERSON SHOULD THEY SO DESIRE.

                            PICK Communications Corp.
                           Wayne Interchange Plaza II
                                155 Route 46 West
                             Wayne, New Jersey 07470
                                 (201) 812-7425

                                 Proxy Statement

                         Annual Meeting of Stockholders

                                January 21, 1997

     This Proxy Statement is being furnished in connection with the solicitation of proxies by PICK Communications Corp., a Nevada corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof (the "Annual Meeting"), to be held at the Company's principal executive offices located at Wayne Interchange Plaza II, 155 Route 46 West, Wayne, New Jersey 07470, at 10:00 a.m., Eastern Standard Time, on January 21, 1997 for the purposes set forth in the Notice of Annual Meeting of Stockholders (the "Notice of Meeting"). This Proxy Statement and accompanying Notice of Meeting, form of Proxy, Annual Report to the Stockholders for the year ended December 31, 1995, and Quarterly Report on Form 10-Q for the period ended September 30, 1996 are expected to be mailed commencing on or about December 8, 1996 to the holders of record of the Company's common stock, par value $ .002 per share (the "Common Stock") as of the close of business on December 5, 1996 (the "Record Date"). On the Record Date, there were 42,162,516 shares of Common Stock outstanding, the only outstanding voting securities of the Company. All expenses of this solicitation will be borne by the Company.

         Each share of Common Stock owned on the Record Date is entitled to one vote for each matter which may properly come before the Annual Meeting. The affirmative vote of a majority of the votes cast by holders of Common Stock on the Record Date present in person or by proxy at the Annual Meeting and entitled to vote is required to adopt each matter considered at the Meeting. You may use the enclose Proxy to indicate your vote as to each of the proposals described in this Proxy Statement (the "Proposals"). Each Proxy which is properly completed, signed and returned to the Company prior to the Annual Meeting and which has not been revoked will be voted at the Meeting and any adjournments thereof, as specified in such Proxy. If no specifications are given, shares represented by each properly completed Proxy will be voted "FOR" each Proposal. Shares represented by Proxies which are marked "ABSTAIN" as to any Proposal, and Proxies which are marked to deny discretionary authority on all other matters will not be included in the vote totals and therefore will have no effect on the voting. In addition, when brokers are prohibited from exercising discretionary authority for beneficial owners of shares who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

         The Company does not anticipate that any of its nominees will be unavailable for election and does not know of any matters other than those proposed above that may be brought before the Annual Meeting. In the event that any other matter comes before the Annual Meeting or any

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
nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to any such matter in accordance with their best judgment.

         A Stockholder may revoke his or her Proxy at any time before it is exercised by delivering to the Secretary of the Company at its executive offices in Wayne, New Jersey, either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         A list of Stockholders entitled to vote at the Annual Meeting will be open to examination by any Stockholders, for any purpose germane to the Annual Meeting, at the Company's executive offices, at the address indicated on the Notice of Annual Meeting, during ordinary business hours for ten (10) days prior to the Annual Meeting. This list will also be available for review at the Annual Meeting.

                    ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

Proposal 1 - Election of Six (6) Nominees As Directors

         The Board of Directors has nominated the five incumbent Directors for reelection and one other individual listed below to fill the vacancy on the Board of Directors created by the increase in the number of Directors comprising the entire Board from five to six. Proxies not marked to the contrary will be voted "FOR" the election of the persons listed below:

                                                     Positions with                                Year First
Name                              Age             the Company & PICK *                           Became Director

Diego Leiva                       45          Chairman, Chief Executive                                1995
                                              Officer, President, Director

Raymond M. Brennan                58          Vice President, Secretary,
                                              Director                                                 1995

Robert R. Sams                    57          Director                                                 1995

Ricardo Maranon                   51          Director                                                 1995

Greg Manning                      49          Director                                                 1995

Sergio Pino                       40          Nominee for Director                                       --

         *Public Info/Comm Kiosk, Inc., a wholly-owned subsidiary of the Company ("PICK ").

         Diego Leiva founded Public Info/Comm Kiosk, Inc., a New Jersey corporation ("PICK"), which is currently a wholly-owned subsidiary of the Company, in August 1992, and has served as PICK 's Chairman of the Board, Chief Executive Officer and President since that time. He has held the same positions with the Company since its reorganization pursuant to the Reorganization Plan (as defined below) in September 1995. From 1989 through July 1992, Mr. Leiva served as Director of Sales for Apertus Technologies, Inc., a computer telecommunications sales firm. Prior thereto, he was Vice President of Marketing and Sales for Market Makers, Inc., Chief Operating Officer of Silo, Inc., and President of Astroglow Lamps Company.
See "Certain Relationships and Related Transactions."

         Raymond M. Brennan has served as Vice President and Secretary of PICK since May 1994 and Director since June 1994. He has held the same positions with the Company since September 1995. From April 1990 to April 1994, Mr. Brennan served as Executive Vice President and General Counsel of EOL, Inc., a full service event production and marketing company. From January 1982 to March 1990, Mr. Brennan served as Vice President of Business Affairs for Radio City Music Hall Productions, Inc., where he administered both the Purchasing and Legal Departments. See "Certain Relationships and Related Transactions."

         Robert R. Sams has served as director of the Company since September 1995 and of PICK since November 1994. He has been engaged in merchant banking, corporate finance, acquisitions and financial advisory services since founding Saicol Limited in 1983.

         Ricardo Maranon has served as director of the Company since September 1995 and of PICK since December 1994. He has served as President of the Florida-based advertising agency Maranon & Associates Advertising since founding that company in 1985. Mr. Maranon is also President of All Florida Advertising, Inc.

         Greg Manning has served as director of the Company since September 1995. He has been Chairman of Greg Manning Auctions, Inc. since its inception in 1981, its Chief Executive Officer since December 1992 and its President from 1981 to August 1993. Mr. Manning has also served as President and Chairman of CRM, formerly known as Greg Manning Company, Inc., since its inception in 1961, a company which has historically been engaged in the business of acquiring and selling collectibles. Mr. Manning is currently a member of the Board of Directors of the State Bank of South Orange, New Jersey.

     Sergio Pino, a nominee for director, has been President of Century Duty Free, Inc., a company with annual sales of approximately $65 million from its duty-free shops at the Miami International Airport, since 1995. Mr. Pino has also served as President of Century Concessions, Inc. ("Century"), a company in the business of managing stores at Miami International Airport with average annual sales in excess of $30 million since 1993. Since 1977 and 1987, Mr. Pino has served as President of Century Plumbing Wholesale, Inc. and Century Homes, Inc., respectively. Mr. Pino has also served as a Director of Ready State Bank in Miami, Flordia since 1988.

         Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. In the event that any nominee should become unable or unwilling to serve as a Director, however, Proxies will be voted for the election of any person substituted for such nominee designated by the incumbent Directors. All Directors of the Company hold office until the next annual meeting of Stockholders and until their successors are elected and qualify.
               The Board of Directors recommends that Stockholders
                 vote for the election of all of its nominees as
                     Directors of the Company - Proposal 1.

         Officers are elected annually by, and serve at the discretion of the Board of Directors. The names and business backgrounds of Executive Officers of the Company and of PICK who are not Directors of the Company are:

                              Positions with the            Year first
Name                  Age     Company & PICK                became officer

Karl R. Petersson     50      Vice President and Chief      1995
                              Financial Officer

Karen M. Quinn        48      Vice President of             1995
                              Corporate Communications
                              and Operations

         Karl R. Petersson has been Vice President and Chief Financial Officer of the Company since September 1995. From September 1994 to the present, Mr. Petersson has served as Vice President and Chief Financial Officer of PICK. From June 1994 to August 1995, Mr. Petersson was the Director of Internal Audit for the United Jewish Appeal-Federation of Jewish Philanthropies of New York, a charitable organization. From January 1991 to May 1994, Mr. Petersson served as Vice President of Finance and Administration of the Telecommunications Cooperative Network of New York, Inc. From August 1981 to October 1991, Mr. Petersson served as Vice President of Finance and Controller of Radio City Music Hall Productions, Inc., where he administered both the Accounting and Finance Departments.

         Karen M. Quinn has been Vice President of Corporate Communications and Operations of the Company since September 1995. Ms. Quinn has also worked for
PICK since December 1992, having become its Vice President of Operations in May 1994. From September 1989 to April 1995, Ms. Quinn served as Business Manager for George M. Glassman, M.D., P.C.


                     MEETINGS OF THE BOARD OF DIRECTORS AND
                        INFORMATION REGARDING COMMITTEES

         Since January 1996, the Company has had two standing committees of the Board of Directors, the Compensation Committee and the Audit Committee. There were no committees of the Board of Directors in 1995. Messrs. Maranon, Sams and Manning comprise the Compensation Committee. Among the duties of this Committee are the making of recommendations to the Board of remuneration for officers and key sales persons of the Company, the determination of the number and issuance of stock options and the review of any compensation and incentive programs for executive officers, consultants and others.

         The members of the Audit Committee are Messrs. Leiva, Sams and Manning. The duties of the Audit Committee include recommending the independent public accountants to serve as the Company's auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with such accountants the scope and results of their audit engagement, reviewing the financial statements and information included in the Company's filings with the Securities and Exchange Commission, reviewing the Company's system of internal controls and procedures and reviewing the effectiveness of procedures intended to prevent violations of laws and regulations.

         The Board of Directors held two meetings in 1995 which all Directors attended.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of November 22, 1996, the number of shares of the Company's outstanding Common Stock beneficially owned by (i) each Director and nominee for Director of the Company, (ii) each Executive Officer named under the heading "EXECUTIVE COMPENSATION" below, (iii) each beneficial owner of more than 5% of the Company's Common Stock and (iv) all of the Company's Executive Officers and Directors as a group:

Name and Address of                   Amount and Nature of
Beneficial Owner                      Beneficial Ownership (1)                  Percentage (2)

Diego Leiva (3)                       12,466,500 (4)(5)                         29.2%

Robert R. Sams                        665,000 (6)                               1.6%
The Lodge - South Park
Penshurst, Tonbridge
Kent, TN11 8EA
England

Ricardo Maranon                       821,000 (6)(7)                            1.9%
1400 Stillwater Drive
Miami Beach, FL 33141

Greg Manning                          4,612,298 (6)(8)                          10.8%
775 Passaic Avenue
West Caldwell, New Jersey 07006

Raymond M. Brennan (3)                1,011,500 (9)(10)                         2.4%

Karen M. Quinn (3)                    871,250 (10)                              2.0%

Karl R. Petersson (3)                 870,000 (10)(11)                          2.0%

Firenze, Ltd.                         5,000,000                                 11.9%
230 Park Avenue, Suite 1000
New York, NY  10022

Sergio Pino                           1,000,000 (12)                            2.4%
901 SW 69th Avenue
Miami, FL 33144

All executive officers, directors and nominee
as a group (8  persons)               22,317,548 (1)(4)(5)(6)(7)(8)(9)(10)(11)  48.9%

(1) Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by the person indicated.

(2) Based on 42,162,516 shares outstanding as of the Record Date. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person and which are convertible or exercisable within sixty (60) days of such date pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") have been converted or exercised.

(3) The address of this person is c/o the Company, Wayne Interchange Plaza II, 155 Route 46 West, Wayne, New Jersey 07470.

(4) Includes 4,290,000 shares beneficially owned by Mr. Leiva's wife, 792,000 shares beneficially owned by a trust for Mr. Leiva's son for which Mr. Leiva serves as trustee and 792,000 shares beneficially owned by a trust for Mr. Leiva's daughter for which Mr. Leiva serves as trustee. Also includes 400,000 shares which Mr. Leiva and the Company agreed, on November 13, 1996, to exchange for $100,000 in compensation for 1994 and 1995 accrued and unpaid to Mr. Leiva, at a price per share of $.25. Also includes 1,500,000 restricted shares, which Mr. Leiva acquired the right to purchase from a consultant to the Company. See "EXECUTIVE COMPENSATION -- Summary Compensation Table" and "BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION" below.

(5) Includes incentive stock options to purchase up to 103,896 shares of the Company's Common Stock at $.9625, subject to stockholder approval of the 1996 Stock Option Plan, and non-incentive stock options to purchase up to 396,104 shares of the Company's Common Stock at $.875 per share.

(6) Includes non-qualified stock options to purchase up to 500,000 shares of the Company's Common Stock at a price of $.875 per share, pursuant to the 1996 Stock Option Plan. See the description of such Plan below.

(7) Includes 32,250 shares of the Company's Common Stock beneficially owned by Mr. Maranon's daughter.

(8)      These shares are held by Greg Manning Auctions, Inc., a company

(9)      Includes 250,000 shares beneficially owned by Mr. Brennan's wife.

(10) Includes incentive stock options to purchase up to 114,285 shares, subject to stockholder approval of the 1996 Stock Option Plan, and non-qualified stock options to purchase up to 385,715 shares pursuant to such Plan, all at a price of $.875 per share.

(11) Includes 40,000 shares of the Company's Common Stock beneficially owned by Mr. Petersson's wife and 10,000 shares of the Company's Common Stock owned by each of Mr. Petersson's three children, or an aggregate of 30,000 shares of the Company's Common Stock.

12) Includes 400,000 shares of Common Stock purchased by Mr Pino, a nominee for Director of the Company, at a price of $1.00 per share, and 600,000 shares which Mr Pino has the right to purchase, at a price of $1.00 per share payable in part by promissory note pursuant to an agreement between Mr. Pino and the Company, at a price of $1.00 per share payable by a certain date, which has passed, but the Company is considering an agreement with Mr. Pino that would still allow him to purchase the 600,000 shares, but at a lower price, given the recent trading price of the Common Stock. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below.

                             EXECUTIVE COMPENSATION

         Directors currently receive no cash compensation for serving on the Board of Directors or any Committee of the Board, other than reimbursement of travel expenses incurred by them and their spouses in attending Board meetings held outside the New York Metropolitan area. Two of the Directors are employees of the Company. Each of the Directors has received restricted stock and stock options from the Company. Entities affiliated with certain Directors have received restricted stock and/or stock options and have entered into business arrangements with the Company. See the notes to "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" above, and "SUMMARY COMPENSATION TABLE," "BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below.

         The following table sets forth all compensation awarded to, earned by, or paid to the Executive Officer named therein for all services rendered to the Company during the three fiscal years ending December 31, 1995. No other Executive Officer of the Company received total compensation in excess of $100,000 during any of the last three years:

                           SUMMARY COMPENSATION TABLE

                           Annual Compensation              Long Term Compensation
                                                                                  Awards Payouts

                                                                                      Securities
                                                               Other    Restrict-     Underlying
                                                               Annual   ed            Incentive            All
Name and                                                       Compen-  Stock         Options/   Plan      Other
Principal                                                      sation   Award(s)      SARs       Payouts   Com-
Positions             Year      Salary ($)        Bonus ($)    ($)      ($)           (#)        ($)       pensation
---------             ----      ----------        ---------    -------  ---------     -----      -------------------
Diego Leiva           1995      $ 93,750 (1)(2)   $  0         0        0(4)          0          0         0
Chief Executive       1994      $ 76,523 (2)      $  0         0        0             0          0         0
Officer and           1993      $   0    (3)      $  0         0        0             0          0         0
Chairman of the
Board of Directors

(1)   See "EXECUTIVE COMPENSATION" above.

(2) Mr. Leiva was entitled to compensation of $150,000. The amounts not paid to Mr. Leiva -- $56,250 for 1995 and $73,477 for 1994, or an aggregate of $129,697 have been accrued. On November 13, 1996, the Company and Mr. Leiva agreed to an exchange of $100,000 of such accrued salary for 400,000 shares of Common Stock of the Company at a purchase price per share of $.25, the closing asked price per share of such stock on that date, leaving a balance of $29,697 in unpaid salary accrued to Mr. Leiva. See "BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION" below.

(3)   Mr. Leiva was entitled to compensation of $125,000 all of which he waived.

(4) In May 1995, PICK granted to a consultant the right to acquire 1,500,000 shares of restricted Common Stock for a purchase price of $0.055 per share or an aggregate of $82,500. The consultant failed to pay for the shares and the Company consented to the consultant's assignment of its right to purchase these shares to Mr Leiva. When the consultant acquired the right to purchase these shares, the Common Stock was not publicly traded. The dollar value of these shares, based on the closing market price of the same number of shares of unrestricted Common Stock was $5,917,500, net of the $82,500 paid therefor by Mr. Leiva on November 3, 1995. See "BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION" below. See also note 2 to this Table.

             In November 1995, the Company purchased term life insurance policies in the amount of $100,000 for each of Raymond M. Brennan, Karen M. Quinn and Karl R. Petersson, all of whom are executive officers of the Company. The cost to the Company of all of the three policies was $1,573. In September 1996, the Company paid $1,186 for a $250,000 term life insurance policy for Diego Leiva. The Company does not currently have, nor during the 1995 fiscal year did it have, any other long-term incentive plans.

             No stock options or stock appreciation rights were granted by the Company in 1995.

             BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION

             In 1995, there was no Compensation Committee of the Company's Board of Directors, and all members of the Board of Directors participated in the deliberations concerning compensation of Executive Officers. The members of the Company's Board of Directors in 1995 were Messrs. Lieva, Brennan, Sams, Maranon and Manning. In January 1996, the Board of Directors nominated Messrs. Maranon, Sams and Manning to serve as members of its Compensation Committee.

During the 1995 fiscal year, Mr. Leiva, the Chairman, Chief Executive Officer and President of the Company and of PICK, and Mr. Brennan, the Vice President and Secretary of the Company and of PICK, each also served as a Director of both the Company and PICK, which has no compensation committee. No other Executive Officer of the Company served on the compensation committee of any other entity, any of whose executive officers served as a Director of the Company.

             Each of the members of the Company's Board of Directors provided services to and/or benefitted, directly or indirectly, by certain transactions with the Company or between the Company and an entity of which such person was an officer, director, or security holder during 1995 and 1996. Those transactions are described below:

Certain  Relationships  and  Related  Transactions   Involving  Members  of  the
Compensation Committee and Other Directors

             On September 12, 1995, Diego Leiva, the founder, Chairman, President and Chief Executive Officer of PICK, and certain members of Mr. Leiva's family, entered into an Agreement and Plan of Reorganization with the Company (the "Reorganization Plan") pursuant to which Mr. Leiva and his family members exchanged an aggregate of 701,000 shares of common stock of Public Info/Comm Kiosk, Inc. ("PICK ") owned by them ("PICK Common") for 11,566,500 shares of the Company's Common Stock, or 16.5 shares of the Company's Common Stock for each share of PICK Common. The Reorganization Plan further provided for PICK to undertake to cause its remaining stockholders to exchange each of their shares of PICK Common for shares of the Company's Common Stock in the same ratio as Mr. Leiva's exchange (the "PICK Exchange"). The PICK Exchange commenced in October 1995, and all former PICK stockholders have exchanged their shares.

             On January 25, 1996, the Company's Board of Directors  approved the reservation of 5,000,000 shares of Common Stock for the granting of stock options to the Company's directors, officers and employees and certain consultants under the 1996 Stock Option Plan. The Company granted (i) non-qualified stock options ("NQSO") to purchase 500,000 shares of Common Stock to each of Messrs. Maranon, Sams and Manning, (ii) NQSOs to purchase 385,715 shares and incentive stock options ("ISOs") to purchase 114,285 shares of Common Stock to each of Messrs. Brennan and Petersson and Ms. Quinn, and (iii) NQSOs to purchase 396,104 shares and ISOs to purchase 103,896 shares of Common Stock to Mr. Leiva, as described below under the heading "1996 STOCK OPTION PLAN - Awards of Options." These options were regranted on September 30, 1996. Each grantee currently has the right to purchase shares of the Company's Common Stock at an exercise price of $.875 per share (10% over the market value on the date of grant), excluding the incentive stock options granted to Mr. Leiva which have an exercise price of $.9625. All of the stock options are exercisable as of the day of grant and expire on September 29, 1999 . See "Proposal 2 - Ratification of 1996 Stock Option Plan Awards of Options" below. These options were regranted on September 30, 1996.

     In May 1995, PICK granted to a consultant the right to acquire 1,500,000 shares of Common Stock for a purchase price of $0.055 per share or an aggregate of $82,500. The consultant failed to pay for the shares and the Company consented to the consultant's assignment of its right to purchase these shares to Mr. Leiva. When the consultant acquired the right to purchase these shares, the Common Stock was not publicly traded. The dollar value of these shares, based on the closing market price of the same number of shares of Common Stock was $5,917,500, net of the $82,500 paid therefor by Mr. Leiva on November 3, 1995.

             During the years ended December 31, 1993 and December 31, 1994, Diego Leiva, the Company's President and Chief Executive Officer, advanced $52,035 and $114,500, respectively, to PICK . The Company repaid $9,500 in 1994 and $3,035 in 1995.

             Mr. Leiva was entitled to receive a salary of $150,000 for 1995 and $125,000 for each of 1994 and 1993, but he waived all of his salary for 1993. Of the sums due to Mr. Leiva for 1995 and 1994, Mr. Leiva has received $93,750 and $76,523, respectively. The aggregate balance of $129,727 ($56,250 for 1995 and $73,477 for 1994) was accrued and owing. On November 13, 1996, the Company and Mr. Leiva entered into an agreement to exchange $100,000 of Mr. Leiva's accrued and unpaid compensation for 1994 and 1995 for 400,000 shares of the Company's Common Stock, at a price per share of $.25, the closing asked price per share on that date.

             Pursuant to the terms of the PICK Exchange, in addition to the shares received by Mr. Leiva and certain members of Mr. Leiva's immediate family, as described above, Raymond M. Brennan, Vice President, Secretary and a Director of PICK and the Company, received 511,500 shares of Common Stock of the Company, including 250,000 shares beneficially owned by his wife, and Robert R. Sams, a Director of the Company since September 1995 and of PICK since November 1994, received 165,000 shares of such Common Stock.

             In 1994 and 1995, the Company purchased approximately $144,000 and $10,500, respectively, in advertising services from a company owned and controlled by Ricardo Maranon, who became a stockholder of the Company and a member of its Board of Directors in 1995.

             On September 12, 1995, pursuant to the terms of the Reorganization Plan, Greg Manning Auctions, Inc. ("Auctions"), a company controlled by Greg Manning, a Director of the Company, acquired 4,500,000 shares of Common Stock of the Company for an aggregate of $250,000. The purchase price for these shares was determined by arm's length negotiations between the Company and Auctions.

             In January 1996, the Company issued 150,000 shares of the Company's Common Stock to All Florida Advertising, Inc., a company of which Mr. Maranon is the President, for the development and implementation of the advertising and marketing programs to be instituted by the Company in order to utilize $3,000,000 worth or prepaid advertising which the Company acquired from International Executive Services, Inc.

     Ricardo Maranon, a Director of the Company since 1995, received 288,750 shares of Common Stock on September 12, 1995 in connection with the PICK Exchange.

             Robert R. Sams, a Director, stockholder and member of the Company's Compensation Committee since 1995, received 165,000 shares of Common Stock on September 12, 1995 in connection with the PICK Exchange.

Executive Compensation

             It was the responsibility of the Board of Directors to review the compensation levels and performance of management and to recommend compensation changes during 1995. These functions are currently the responsibility of the Compensation Committee of the Board which was established in January 1996. The Report of the Board of Directors concerning compensation of the Company's Board of Directors appears below:

Report of the Board of Directors on Compensation

             Philosophy. The Board of Directors believes that maximizing shareholder value is the most important measure of success, and achieving this depends on the coordinated efforts of individual employees working as a team toward defined common performance goals. The objectives of the Company's compensation program are to align executive compensation with shareholder value, to reward individual and team effort and performance furthering the Company's business goals and to attract, retain and reward employees who will contribute to the long-term success of the Company.

     The total direct compensation package for the Company's executives, including the Chief Executive Officer, is intended to be made up of three elements: (i) a competitive base salary; (ii) attractive short-term incentives to executives to earn additional bonus income based on operating results; and
(iii) the grant of stock options, from time to time, to executives in an effort to provide a closer identification of the executives' interests with those of the Company and its shareholders by giving the executives an opportunity to acquire a proprietary interest in the Company by acquiring Common Stock.

             Salaries; Chief Executive Officer. The salaries of the Company's executive officers for 1995 were fixed by the Board of Directors. The Board believes, however, that the basic philosophy to be followed regarding salaries is to consider increases based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive's team within the corporate structure, success in furthering the corporate strategy and goals, and individual management skills, responsibilities and anticipated workload. The Board has also considered demonstrated loyalty and commitment to the Company and the competitive salaries offered by similar companies to attract executives, including executives of high technology companies and those in the telecommunications industry. Merit increases for executives are to be subject to the same budgetary guidelines as apply to all other employees of the Company. In addition, the Board has made grants of restricted shares of Common Stock to its Chief Executive Officer, Mr. Leiva, partly as a means of rewarding him for agreeing to the accrual of a portion of his salary for 1995 and 1994 and partly as a short term means of compensating Mr. Leiva for his services in a manner designed to maximize available cash flow of the Company. The amount of Mr. Leiva's stated annual salary was also increased for 1995 and 1994 in light of the increase in his duties as Chief Executive Officer, Chairman and President of the Company over that period of time.

             Bonuses. The Board believes that grants of cash bonus incentives should be made as a significant percentage of each executive's base salary when the Company achieves its target goals and when cash flow of the Company is sufficient to support such grants. This policy is also designed to motivate individuals to improve performance. No cash bonuses have been awarded to any executives since January 1, 1995. The Board has authorized, however, grants of restricted Common Stock and stock options. See "Stock Options" below.

             Stock Options. Executives and other employees are eligible for annual stock option grants under the 1996 Stock Option Plan of the Company. The number of options granted to any individual depends on individual performance, salary level and competitive data, and the impact that such employee's productivity may make to shareholder value over time. In addition, in determining the number of stock options granted to each executive, the Board considers the unvested options of each executive to determine the future benefits potentially available to the executive, each executive's salary in relation to salaries paid in the industry to persons in positions of equal responsibility, and the extent to which any executive has waived all or portions of his salary altogether or waived timely payment, as in the case of Mr. Leiva, the Company's Chief Executive Officer. The number of options granted to any executive will depend in part on the total number of unvested options deemed necessary to provide an incentive to that executive to make a long term commitment to remain with the Company. By giving to executives an equity interest in the Company, the value of which depends upon stock performance, the policy seeks to further align management and shareholder interests.

Respectfully submitted,

The Board of Directors:
Diego Leiva, Chairman
Raymond M. Brennan
Robert R. Sams
Ricardo Maranon
Greg Manning


Stock Performance

     The Company's Common Stock was not registered under Section 12 of the Securities Exchange Act of 1934, as amended until March 22, 1996. No performance graph, therefore, is being provided for 1995.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

             In addition to those transactions disclosed above under the caption "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION," the following transactions were entered into between the Company and either certain members of management or certain beneficial owners of the Company's Common Stock:

             On January 25, 1996, the Company's Board of Directors  approved the reservation of 5,000,000 shares of Common Stock for the granting of stock options to the Company's directors, officers and employees and certain consultants under the 1996 Stock Option Plan. In addition to the grants described above to members of the Board of Directors under the headings "EXECUTIVE COMPENSATION" and "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION" above, the Company granted NQSOs to purchase 385,715 shares and ISOs to purchase 114,285 shares of Common Stock to each of Mr. Petersson, Vice President and Chief Financial Officer of the Company and of Pick, and Ms. Quinn, Vice President of Corporate Communications and Operations of the Company and PICK . These options were regranted on September 30, 1996. Each of these grantees currently has the right to purchase shares of the Company's Common Stock at an exercise price of $.875 per share (10% over the market value on the date of grant). These stock options are exercisable as of the day of grant and expire on September 29, 1999 . See "Proposal 2 - Ratification of 1996 Stock Option Plan - Awards of Options" below. These options were regranted on September 30, 1996.

     On November 21, 1995, the Company entered into a letter agreement with Sergio Pino, a nominee for Director of the Company, granting Mr. Pino the right to acquire up to 1,000,000 shares of the Company's Common Stock for $1.00 per share, or an aggregate of $1,000,000, payable by $200,000 in cash, and a note receivable for $800,000, to be paid during 1996. Of this amount, only $400,000 has been paid to date. Due to the decline in the market price of the Common Stock since the date of the letter agreement, the Company is considering whether to renegotiating the terms of this transaction so as to issue more than 400,000 shares of Common Stock for the payment of the balance of $400,000.

             On October 24, 1995, the Company granted Firenze, Ltd. ("FRNZ") an exclusive license for the distribution of certain cellular telephone technology co-owned with The Phone Store, Inc. in Europe, Asia, Australia and Africa, pursuant to an agreement which also provided for FRNZ and the Company to exchange with one another of 5,000,000 restricted shares of their respective common stock. The agreement also obligated FRNZ to purchase from the Company the developed microchip, cellular telephone equipment and software at the Company's cost plus 10% and to pay the Company a 5% royalty on FRNZ's gross revenues from the technology.

Pursuant to the terms of the PICK Exchange, in addition to the shares received by Mr. Leiva, certain members of Mr. Leiva's immediate family, and Mr. Brennan, as described above under the heading "BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION," Karl R. Petersson, Vice President and Chief Financial Officer of PICK and the Company, received 371,250 shares of Common Stock, and Karen M. Quinn, Vice President of Corporate Communications and Operations of PICK and the Company received 371,250 shares of Common Stock.

                     The Board of Directors recommends that
                   Stockholders vote "FOR" the election of the
                       nominees named above - Proposal 1.


                             1996 STOCK OPTION PLAN

Proposal 2 - Ratification of 1996 Stock Option Plan

             On January 25, 1996, the Board of Directors of the Company adopted the 1996 Stock Option Plan (the "1996 Option Plan"), subject, in certain respects, to Stockholder approval. Pursuant to the 1996 Option Plan, the Company reserved, and may issue, of up to 5,000,000 shares of its Common Stock, subject to adjustment in the event of changes in the Company's capitalization. The 1996 Option Plan anticipates the issuance of Incentive Stock Options ("ISOs"), as defined in Section 422(b) of the Code, Non-Qualified Stock Options, which are not intended to qualify under Section 422(b) ("NQSOs") and Stock Appreciation Rights ("SARs"). Options issued under the 1996 Option Plan ("Options") cannot qualify as ISOs under Section 422(b) of the Code unless the Plan has been approved by a majority of the Stockholders.

             The Board of Directors deems it to be in the best interests of the Company that it be given the authority to issue ISOs as well as NQSOs and SARs under the 1996 Option Plan, so as to provide the Company and its subsidiaries with the greatest flexibility in awarding their employees, officers, directors and certain consultants the opportunity to acquire equity in the Company, Management believes that by providing this means of rewarding employees and others who contribute to the development and success of the Company's business, the 1996 Option Plan will enhance their efforts on the Company's behalf, encourage continuity of staffing and assist the Company in attracting other qualified personnel.

             Awards of Options

             As of the Record Date, the Company has granted incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") to individual employees and members of management, excluding Diego Leiva, to purchase the Company's Common Stock at an exercise price of $.875 per share. The Company has granted Mr. Leiva ISOs and NQSOs to purchase the Company's Common Stock at exercise prices of $.9625 and $.875 per share, respectively, pursuant to the 1996 Stock Option Plan mandating Mr. Leiva, as a holder of more than 10% of the Company's Common Stock, be granted ISOs having an exercise price equal to 110% of the fair market value of the Common Stock on the date of grant.

                                New Plan Benefits
                                1996 Option Plan

                                                                                         AGGREGATE
                                                                 DOLLAR VALUE ($)          NUMBER
NAME                       POSITION                                ISOS/NQSOs            ISOs/NQSOs

Diego Leiva                President, Chief Executive
                           Officer and Chairman                  $100,000/$346,591       103,896/396,104

Raymond M. Brennan         Vice President, Secretary
                           and Director                          100,000/337,501         114,285/385,715

Robert R. Sams             Director                              0/437,500               0/500,000

Ricardo Maranon            Director                              0/437,500               0/500,000

Greg Manning               Director                              0/437,500               0/500,000

Karl R. Petersson          Vice President, Chief
                           Financial Officer                     100,000/337,501         114,285/385,715

Karen M. Quinn             Vice President of Corporate
                           Communications and Operations         100,000/337,501         114,285/385,715

Totals:                                                          $400,000/$2,671,594     446,751/3,053,249

Executive Group (4 persons)                                      400,000/1,359,094       446,751/1,553,249

Non-Executive Director Group (3 persons)                         0/1,312,500             0/1,500,000

Non-Executive Officer Employee Group (none)                      0/0                     0/0

                      SUMMARY OF THE 1996 STOCK OPTION PLAN

             The following discussion, which summarizes certain provisions of the 1996 Option Plan, is qualified in its entirety by reference to the text of the Plan. Copies of the 1996 Option Plan are available for examination at the Securities and Exchange Commission and at the principal executive offices of the Company at Wayne Interchange Plaza II, 155 Route 46 West, Wayne, New Jersey 07470.

Eligibility for Participation

             Under the 1996 Option Plan, ISOs or ISOs in tandem with SARs which are subject to the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39
(a)-(e), may be granted, from time to time, to officers and other employees of the Company. Options, other than ISOs, may also be granted under the 1996 Option Plan to employees, officers and/or directors of the

Company, as well as independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development of the Company's business ("Participants"). As of the date of this Proxy Statement, the Company and its subsidiaries have 26 employees, two of whom are directors, three outside directors and five consultants that are eligible for grants under the 1996 Option Plan.

Administration

             The 1996 Option Plan is to be administered by the Board of Directors of the Company or the Compensation Committee of the Board of Directors (the "Committee"), which may not contain fewer than two non-employee directors (as defined in Rule 16b-3 promulgated under Section 16 of the Exchange Act). The Board of Directors or the Committee will have the authority, in its discretion, to determine the persons to whom options shall be granted, the character of such options, the manner of exercising and making payment for shares of Common Stock and the number of shares of Common Stock to be subject to each option. The 1996 Option Plan is currently administered by the entire Board of Directors.

Terms of Options

             The terms of Options granted are to be determined by the Board or the Committee. Options must be granted within ten years from the date the 1996 Option Plan was adopted or the date the 1996 Option Plan is approved by the Stockholders of the Company, whichever is earlier. Each Option is to be evidenced by a stock option agreement between the Company and the Participant, and is subject to the following additional terms and conditions:

             (a) Exercise of the Option. The Board of Directors or the Committee shall determine the time periods during which Options may be exercised. Options will be exercisable in whole or in part at any time prior to expiration, but may not expire later than ten years from the date of grant. If an ISO or an SAR granted in tandem with an ISO is granted to an individual who, immediately before the grant owns directly, or through attribution, more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, such ISO or SAR granted in tandem with an ISO shall not be exercisable after the expiration of five years from the date of grant. Unless otherwise provided in any option agreement issued under the 1996 Option Plan, any Option granted under the 1996 Option Plan may be exercisable in whole or in part at any time during the exercise period and must become fully exercisable within five years from the date of its grant. In addition, no less than 20% of an Option may become exercisable in any of the first five years of the Option. An Option is exercised by the Participant's giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or, at the discretion of the Board or the Committee, by delivery of shares of Common Stock having a fair market value equal to the option price.

             (b) Option Price. The option price of an NQSO or an SAR in tandem with an NQSO granted pursuant to the 1996 Option Plan is determined by the Board of Directors or the Committee in its sole discretion. In no event may the option price of an ISO be less than the fair market value on the date of grant. Such fair market value of an ISO shall be determined by the Board of Directors or the Committee and, if the shares of Common Stock are listed on a national securities exchange or traded in the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the reported bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ, the OTC Bulletin Board or the National Quotation Bureau, Incorporated, as the case may be, on such date. ISOs or SARs granted in tandem with ISOs to holders of more than 10% of the Company's Common Stock are subject to the additional restriction that the option price must be at least 110% of the fair market value of the Company's Common Stock on the date of grant.

             (c) Vesting. The Board of Directors or the Committee will determine the time or times the Options become exercisable, The 1996 Option Plan provides, however, that with respect to holders of more than 10% of the Common Stock, such Options must become fully exercisable initially not later than five years from the date of grant, and no less than 20% of the shares subject to an Option must become exercisable in each of the first five years of the Option until fully exercisable.

             (d) Termination of Employment; Death. Except as provided in the 1996 Option Plan or as otherwise determined by the Board of Directors or the Committee in its sole discretion, upon termination of employment with the Company for any reason, a Participant may exercise any of its Options to the extent it was exercisable as of the date of termination or at any time within three months after the date of such termination, unless, however, the Board of Directors or the Committee determines otherwise, in its sole discretion, any Options granted under the 1996 Option Plan shall immediately terminate in the event the Participant is convicted of a felony committed against the Company or any of its subsidiaries.

             If the holder of an Option dies while employed by the Company or a subsidiary or parent corporation of the Company or within three (3) months after the termination of such holder's employment, such Option may be exercised by a legatee or legatees of such holder under such individual's last will or by such individual's death, to the extent such Option was exercisable as of the date of death or date of termination of employment, whichever date is earlier.

             If the holder of an Option becomes disabled within the definition of Section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation of the Company, such Option may be exercised at any time within six months after termination of such holder's employment due to the disability.

             Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised except to the extent that the holder was entitled to exercise the Option at the time of termination of employment or death, and in any event it may not be exercised after the original expiration date of the Option.

             (e) Nontransferability of Options; No Liens. Options are nontransferable and non-assignable except by will or the laws of intestacy, and any ISO or SAR in tandem with an ISO is exercisable during the lifetime of the Participant and only by the Participant, or in the event of his or her death, by a person who acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the Participant.

             (f) Maximum Number of ISOs or SARs in Tandem with ISOs Which May Be Issued. A maximum aggregate fair market value of $100,000, determined as of the time any ISO or SAR in tandem with an ISO is granted and in the manner provided in the 1996 Option Plan, may not be exceeded as the maximum aggregate value of
(A) the Common Stock with respect to which ISOs and/or SARs in tandem with ISOs granted under the 1996 Option Plan are exercisable for the first time during any calendar year, together with (B) the Common Stock with respect to which ISOs and/or SARs in tandem with ISOs granted under ISOs qualifying as such in accordance with Section 422 of the Code were granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations.

             An option agreement issued under the 1996 Option Plan may contain such other terms, provisions and conditions not inconsistent therewith as may be determined by the Board of Directors or the Committee.

Termination, Modification and Amendment

             The 1996 Option Plan shall terminate ten years from the earlier of the date of its adoption by the Board of Directors or the date of ratification by the Stockholders of the Company. No Options will be granted after termination of the 1996 Option Plan.

             The Board of Directors of the Company may terminate the 1996 Option Plan at any time prior to its expiration date, or such modifications or amendments thereto from time to time as the Board may deem advisable. The Board may not, however, without the approval of a majority of the then outstanding shares of the Company entitled to vote thereon, except under conditions described under "Adjustments Upon Changes in Capitalization," increase the maximum number of shares as to which Options may be granted under the 1996 Option Plan or materially change the standards of eligibility thereunder.

             No termination, modification or amendment to the 1996 Option Plan may adversely affect the terms of any outstanding Options without the consent of the holders thereof.

Adjustments Upon Changes in Capitalization

             In the event that the number of outstanding shares of Common Stock is changed by reason of recapitalization, reclassification, stock split, stock dividend, combination, exchange of shares, or the like, the Board of Directors of the Company will make an appropriate adjustment in the aggregate number of shares of Common Stock available and reserved for issuance upon the exercise of then outstanding Options and in the exercise prices of such Options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of Options granted under the 1996 Option Plan. Fractions of shares resulting from any such adjustment shall be further adjusted to the next higher whole number of shares.

             In the event of the proposed dissolution or liquidation of substantially all of the assets of the Company, all outstanding Options will automatically terminate, unless otherwise provided by the Board.

Federal Income Tax Consequences

             The following discussion is only a summary of the principal Federal income tax consequences of the grant and exercise of Options and is based on existing Federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of each Participant which may substantially alter or modify the Federal income tax consequences herein discussed.

             Generally, under current law, when an Option qualifies as an ISO under Section 422 of the Code, (i) an employee will not realize taxable income either upon the grant or the exercise of the Option, (ii) the amount by which the fair market value of the shares acquired upon exercise of the Option at the time of exercise exceeds the option price is included in determining a Participant's alternative minimum tax, (iii) any gain or loss (the difference between the net proceeds received upon the disposition of the shares and the Option Price paid therefor), upon a qualifying disposition of the shares acquired by exercise of an Option will be treated as a capital gain or loss if the shares qualify as a capital asset in the hands of the Participant, and (iv) no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of an ISO or a qualifying disposition of shares. A disposition by an employee of shares acquired upon exercise of an ISO will constitute a qualifying disposition if the disposition occurs more than two years after the grant of the Option and more than one year after the issuance of the shares to the employee. If such shares are disposed of by the employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the employee will typically recognize ordinary income (and the Company will receive an equivalent deduction) equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the Option Price, and (ii) the amount realized on the disqualifying disposition less the Option Price. Ordinary income from a disqualifying disposition will also constitute compensation for which withholding may be required under Federal and state law. The maximum Federal tax rate on ordinary income is greater than the Federal tax rate for long-term capital gains. Proposals have been made to decrease the marginal tax rate further on certain types of capital gains. In addition, holders of Options granted after August 10, 1993 may be entitled to exclude up to 50% of the gain on any such sale occurring five years after the date of exercise. The availability of such exclusion is dependent upon whether the Company (i) does not have more than $50 million of aggregate gross assets at any time before the exercise of the Options, (ii) is in the trade or business of operating hotels, motels, restaurants or similar business; or (iii) is in a trade or business where the principal asset is the reputation or skill of one or more of its employees. It is unknown whether any capital gains recognized on a disposition would be of a type entitled to the exclusion referred to in the preceding sentence, and if not, whether the Federal tax rate on such gains would be increased. To the extent that a portion of such gain would be is so excluded, one-half of the excluded gain would be a tax preference for purposes of computing the alternative minimum tax. No assurance can be given as to when, if ever, new Federal tax legislation will be enacted into law, and the effective date of any such legislation.

             In the case of an NQSO granted under the Plan, generally no income is recognized by the Participant at the time of the grant of the Option assuming such NQSO does not have a readily ascertainable fair market value. The Participant generally will recognize ordinary income upon exercise of an NQSO equal to the aggregate fair market value of the shares acquired less the Option Price. Withholding may be required, and the Company will receive an equivalent deduction, subject to the provisions of Section 162(m) of the Code relating to excessive employee remuneration. Section 162(m) disallows a deduction for an employer with respect to remuneration paid in any taxable year to an executive officer in excess of $1,000,000. For purposes of determining remuneration paid, the excess of the fair market value of the Common Stock received upon exercise of an NQSO over the exercise price is considered remuneration paid in the year of exercise unless the income is considered performance-based compensation. For such renumeration to qualify as performance-based compensation, the plan must specify the maximum number of Shares which a Participant may be entitled to receive upon exercise of Options. As the 1996 Option Plan does not specify such a limitation, NQSOs granted under the Plan will not be considered performance-based compensation.

             Shares acquired upon exercise of an NQSO will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, a Participant will recognize capital gain or loss if the shares constitute a capital asset in the Participant's hands. Provided the shares are held by the Participant for more than one year prior to disposition, such gain or loss will be realized as long-term capital gain or loss. As set forth above, the maximum federal tax rate on ordinary income is currently greater than the maximum federal tax rate on long-term capital gains. To the extent a Participant recognizes a capital loss, such loss generally may offset capital gains and up to $3,000 of ordinary income. Any excess capital loss may be carried forward indefinitely.

             The grant of an SAR is generally not a taxable event for an Optionee. Upon the exercise of an SAR, however, the Optionee will recognize ordinary income in an amount equal to the amount of cash and the fair market value of any Common Stock received upon such exercise, and the Company will be entitled to a deduction equal in amount.

             Notwithstanding the above, if the sale of any shares received upon the exercise of an NQSO or an SAR in tandem with an NQSO would be subject to
Section 16(b) of the Exchange Act, recognition by the Optionee of ordinary income attributable to such shares received will be deferred until the date such sale can be made without application of Section 16(b). However, such shares will be valued at the fair market value at such later time, unless within 30 days after the date of exercise, such Optionee elects, under Section 83(b) of the Code, to recognize ordinary income as of the date of exercise based on the fair market value at such date.

             The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date and should not be relied upon as being a complete treatment thereof. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial and administrative interpretations at any time. In addition to the Federal income tax consequences described herein, a Participant may also be subject to state and/or local income tax consequences in the jurisdiction in which the Participant works and/or resides.

             The affirmative vote of the majority of shares entitled to vote at the Annual Meeting is required to ratify the adoption of the Plan.

                     The Board of Directors recommends that
                     Stockholders vote "FOR" adoption of the
                      1996 Stock Option Plan - Proposal 2.


                     AMENDMENTS TO ARTICLES OF INCORPORATION

Proposal 3 - Ratification of Amendments to the Company's Articles of Incorporation and deletion of Article IX thereby (i) increasing the authorized shares of Common Stock from 50,000,000 to 75,000,000, (ii) decreasing the par value per share of Common Stock from $.002 to $.001, and (iii) eliminating the prohibition on cumulative voting of the Common Stock.

            At the Annual Meeting, Stockholders will be asked to ratify an amendment to the Company's Articles of Incorporation (the "Charter") proposed by resolution of the Board of Directors which would (i) increase the number of authorized shares of Common Stock from 50,000,000 to 75,000,000, (ii) decrease the par value per share of Common Stock from $.002 to $.001, and (iii) eliminate the provision of the Charter relating to voting of common stock which prohibit cumulative voting of shares of Common Stock.

(i)  Increase in Number of Authorized Shares of Common Stock

            The Company's authorized capital stock currently consists of 50,000,000 shares of Common Stock. As of the Record Date, 42,162,516 shares of Common Stock were outstanding, another 5,000,000 shares are issuable under the 1996 Stock Option Plan, up to 600,000 are issuable to Sergio Pino, a nominee for Director, and 400,000 shares are issuable to Diego Leiva,

Chairman of the Board and President of the Company, leaving only 1,837,484 available for issuance for others purposes. See "EXECUTIVE COMPENSATION," BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION," "SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS." The Common Stock has no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares.

     The additional shares of Common Stock would be available for stock dividends or splits should the Board decide that it would be desirable, in light of market conditions then prevailing, to broaden the public ownership of, and to enhance the market for, the Common Stock. Additional shares of Common Stock would provide needed flexibility to meet future capital requirements and to take advantage of propitious market conditions and acquisition opportunities. Additional shares would also be available for issuance for these and other purposes, which include employee benefit programs, at the discretion of the Board of Directors of the Company without the delays and expenses ordinarily attendant upon obtaining further stockholder approval. To the extent required by Nevada law, stockholder approval will be solicited in the event shares of stock are to be issued in connection with a merger. The Board of Directors has no present plans to authorize a stock split or to enter into any acquisition agreement or any other transaction involving the issuance of Common Stock. With regard to the potential anti-takeover effects of this proposal, see "Certain Effects of Adoption of Proposals 3 and 4 on Holders of Outstanding Common Stock" below

(ii)  Decrease in Par Value

            As a general rule, corporations are allowed to issue common stock either with or without par value. When a corporation is formed, its articles or certificate of incorporation will state whether or not the corporation's common stock will be issued with a par value. The par value of a share of common stock is an amount designated at that time as the nominal value of the interest of the holder of each share of stock. Historically, par value was intended to represent the sum of money or value of property or services a person contributed to the corporation as consideration for each share of stock given to such person and the consideration for which such shares would initially be issued and sold.

     Today, the significance of a stock's par value is related largely to accounting matters and there is typically a significant difference between the par value of a corporation's stock and the actual amount at which such stock may be issued upon formation or the price at which such stock may be traded at a later date. The discussion of the accounting effects of a decrease in the par value of the Company's Common Stock below is based upon Generally Accepted Accounting Principles ("GAAP").

     In order to understand Proposal 3 for a change in the par value of the Company's Common Stock, it is necessary to understand the terms "capital account" and "surplus account." The term capital account represents the number of shares of a corporation's common stock outstanding at any point in time, multiplied by the amount of such stock's par value. For example forty-two million (42,162,516) shares of the Company's Common Stock currently outstanding at the existing par value of $.002 per share, would generate a capital account in the amount of $84,325.03. Surplus account constitutes the amount paid to a corporation for its equity securities in excess of par value, or "paid-in capital."

     The following chart demonstrates the effect of a change in the par value of the Company's Common Stock from $.002 to $.001:

                                          Amount in Par     Proforma Amount
                        Amount on         Value at          in Par Value at
Company Account          9/30/96          $.002 per share   $.001 per share     How Derived
---------------         -----------       ---------------   -----------------   -----------

Capital  Account        $84,325           $84,325           $42,163             Number of shares outstanding
                                                                                times par value per share

Surplus Account         $5,689,580        $5,689,580        $5,731,742          Amount paid for equity securities
                                                                                in excess of Capital Account

     For example, if the par value of the Company's Common Stock had been decreased from $.002 to $.001 per share as of September 30, 1996, the Company's capital surplus account would be increased by $42,162.52, from $5,689,580 to $5,731,743. There would be no change in the Company's retained earnings, nor would there be any change in total stockholders' equity. A corporation's retained earnings represent a corporation's net income or loss over its life as a corporation less the value of dividends paid in cash, securities or other assets.

     The only possible effect of a decrease in the par value of the Company's Common Stock relates to any payment of a stock dividend or declaration of a stock split or cash dividend that may occur in the future. The payment of a stock dividend or the declaration of a stock split would involve the issuance of additional shares of Common Stock to each stockholder of the Company based on such stockholder's then current ownership of the Company's Common Stock. When equity securities are issued in connection with a stock split or dividend, from a GAAP perspective, additional shares are issued without payment of additional consideration. Because the capital account equals the total number of a corporation's equity securities outstanding multiplied by their par value, upon the declaration of a stock split or stock dividend, the amount in the corporation's capital account is increased by the product of the par value of the additional shares issued and the number of such shares. This sum is transferred from a corporation's surplus account to its capital account in the event of a stock split. In the event of a stock dividend, the same amount is also transferred to the corporation's capital account, but instead of being transferred from the corporation's surplus account it is transferred from the corporation's retained earnings. An amount equal to the difference between the product of the fair market value of the securities to be issued as a dividend times the total number of such securities to be issued, less their aggregate par value is transferred from the corporation's retained earnings to the corporation's surplus account.

     By decreasing the par value of an equity security, a corporation merely increases the number of shares that it would be able to issue in a stock split, without reducing its surplus account below zero, which is not permitted under GAAP. On the other hand, in the event of a declaration of a stock dividend, there is no limit to the number of equity securities that may be issued other than the maximum number of authorized shares provided in a corporation's articles or certificate of incorporation, because GAAP allows a reduction of retained earnings below zero. The payment of a stock dividend, in either Common Stock or Preferred Stock, or the declaration of a stock split of either the Common Stock or the Preferred Stock would not increase or decrease a stockholders' ownership percentage in the total issued and outstanding shares of any of the Company's equity securities.

     Payment of cash dividends, in contrast to the payment of stock dividends or the declaration of a stock split, involves the payment of money to holders of existing equity securities rather than payment of additional shares of such securities. A decrease in the par value of the Company's Common Stock, therefore, would have no effect on the Company's ability to pay cash dividends in the future. Payment of a cash dividend on a corporation's equity security would have the effect of reducing retained earnings and total stockholders' equity by the aggregate dollar amount of the cash dividend, whether or not the par value of any such equity security is reduced. The payment of a cash dividend, and the resulting effect of a decrease in a corporation's total stockholders' equity depends primarily on the general financial health of the corporation.

     The Company has not declared any stock splits or cash dividends or issued stock dividends since the Reorganization Plan effected in September 1995. Although the Company may in the future, consider the declaration of stock splits and/or the declaration of stock or cash dividends on its equity securities at some point in the future, the Company currently has no plans to do so.

      The following chart provides an example of the declaration of a stock split cash dividend or stock dividend by the Company, using the current Common Stock par value of $.002 per share and the proposed $.001 per share par value. The examples are based on the financial statements of the Company as at September 30, 1996:

                 Effect on Corporation Total Shareholders' Equity
Declaration of
Issuance of           Example                  @ .002 Par Value                             @ $.001 Par Value
--------------      -----------           -----------------------------              ----------------------------

o Stock Split       1.5 for 1           Common Stock           $126,488           Common Stock          $63,244
  -----------       stock split
                    (i.e.,              Capital Surplus         5,647,417         Capital Surplus        5,710,661
                    21,081,258 new
                    shares issued)      Retained Earnings       1,130,673         Retained Earnings      1,130,673

                                        Total Shareholders     $6,904,578         Total Shareholders    $6,904,578
                                        Equity                 ==========         Equity                ==========


o Cash              $0.10 per           Common Stock           $84,325            Common Stock          $42,163
Dividend            share
--------            $4,216,252          Capital Surplus         5,689,580         Capital Surplus        5,731,742
                    total cash
                    dividend            Retained Earnings      (3,085,579)        Retained Earnings     (3,085,579)

                                        Total Shareholders     $2,688,326         Total Shareholders    $2,688,326
                                        Equity                 ==========         Equity                ==========


o Stock             10% stock          Common Stock            $92,757            Common Stock          $46,379
Dividend*           dividend (i.e.,
--------            4,216,252          Capital Surplus          9,475,775         Capital Surplus        9,522,153
                    new shares
                    issued)            Retained Earnings       (2,663,954)        Retained Earnings     (2,663,954)

                                       Total Shareholders      $6,904,578         Total Shareholders    $6,904,578
                                       Equity                  ==========         Equity                 =========

*Change in retained earnings based on $0.90 per share closing price of the Company's Common Stock as of September 30, 1996.

     The Board of Directors is asking that stockholders ratify a decrease in the par value of the Company's Common Stock from $.002 per share to $.001 per share in order to give the Board of Directors greater flexibility in the declaration of any stock splits. This change will provide the Company greater flexiblity in meeting the needs of both the Company and its stockholders through the occasional declaration of stock splits and the issuance of stock dividends. The change in par value should also have no effect on the market value of each share of the Company's Common Stock.

      The Board of Directors recommends a vote in favor of a decrease in the Company's Common Stock par value from $.002 per share to $.001 per share.

      The affirmative vote of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required for adoption of this amendment to the Company's Charter.

(iii) Elimination of Prohibition Against Cumulative Voting

      Article IX of the Company's Charter currently provides that stockholders do not have the right to cumulative voting in the election of directors. This prohibition against cumulative voting was contained in the Charter inherited by the Company under the Reorganization Plan. Where there is no cumulative voting, each stockholder has one vote for each share of voting stock held by that stockholder, and may vote the total number of such shares for the election of each person nominated to serve as a director. Where cumulative voting is used, each stockholder has one vote per share for the election of directors, but may multiply the number of votes times the number of directors to be voted on, and the number resulting may voted for all, one, or any combination of nominees for director. For example, if a stockholder has 100 shares and there are six nominees for director to be voted on, without cumulative voting, the stockholder must cast his 100 votes yes, no or abstain for each nominee. Under a system of cumulative voting, the stockholder has a total of 600 votes which may all be cast for a single nominee or distributed among two or more nominees.

      Even if the proposed Charter Amendment eliminating the prohibition on cumulative voting is approved by vote of the Stockholders, the Company has no current plans to implement cumulative voting. The Board of Directors believes that it would be beneficial to have the ability to under certain circumstances. As cumulative voting permits all Stockholders to vote a larger number of shares for one or more particular nominees for director, the greater number of shares a Stockholder owns, the larger the block of votes such Stockholder would have to vote in favor of certain nominees. Cumulative voting could therefore have the effect of either (i) permitting stockholders with a significant minority ownership from using such voting power to support management in warding off a hostile takeover attempt or (ii) permitting the same Stockholders to support a nominee for director seeking election in order to oppose the policies or nominees of management.

      The Board has made no determination with respect to the implementation of cumulative voting, and has no plans, proposals, commitments, undertakings or arrangements which would result in the implementation thereof in the event that the stockholders approval the proposal to remove the prohibition on such voting.

      The Board of Directors recommends a vote in favor of a eliminating the prohibition on cumulative voting of the Company's securities.

      The affirmative vote of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required for adoption of this Amendment to the Company's Charter.

Proposal 4 - Adoption of an amendment to the Company's Articles of Incorporation Authorizing the Creation of "Blank Check" Preferred Stock.

      At the Annual Meeting, Stockholders will be asked to approve an amendment to Article IV of the Company's Articles of Incorporation (the "Charter") authorizing the creation of 10,000,000 shares of "blank check" preferred stock of the Company, par value $.001 per share (the "Preferred Stock"). The text of the proposed Charter amendment is set forth Appendix A to this Proxy Statement and should be read by stockholders in its entirety.

"Blank Check" Preferred Stock

      The proposed Charter amendment would vest in the Board of Directors the authority to designate one or more series of Preferred Stock. The provisions of a certificate of incorporation authorizing preferred stock in this manner are often referred to as "blank check" provisions, as they give the Board of Directors the flexibility, at any time or from time to time, without further stockholder approval (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which the Company's securities are then listed), to create one or more series of Preferred Stock and to determine by resolution the designations, preferences, relative rights and limitations of each such series, including, without limitation:

      (a) the dividend rates, conditions and preferences, if any, in respect of the Common Stock and among the series of the Preferred Stock; (b) whether dividends would be cumulative and, if so, the date from which dividends on the series would accumulate; (c) whether, and to what extent, the holders of the series would have voting rights in addition to those prescribed by law; (d) whether, and upon what terms, the series would be convertible into or exchangeable for other securities of the Company; (e) whether, and upon what terms, the series would be redeemable; (f) the preference, if any, to which the series would be entitled in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company; and (g) whether a sinking fund would be provided for the redemption of the series and if so, the terms, and conditions thereof.

      The Board of Directors believes that the creation of the Preferred Stock in the manner proposed will provide the Company with greater flexibility in meeting future capital requirements by creating series of Preferred Stock customized to meet the needs of particular transactions and then prevailing market conditions. Series of Preferred Stock would also be available for issuance from time to time for any other proper corporate purposes, including, without limitation, the implementation of joint ventures or acquisitions or issuance in public or private offerings as a means of raising working capital.

      Any series of Preferred Stock authorized by the Board of Directors could be senior or junior to, or on a parity with, any other series of Preferred Stock with respect to dividends or liquidation rights. The Preferred Stock will be senior to the Common Stock with respect to dividends, redemption and/or liquidation rights.

      The affirmative vote of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required for adoption of this Amendment to the Company's Charter.

Certain Effects of Adoption of Proposals 3 and 4 on Holders of Outstanding Common Stock
      While the Board believes that the amendments to the Company's Charter contained in Proposals 3 and 4 should be adopted for the reasons set forth above, the Board is aware that certain of these amendments could serve as measures designed to thwart change in control of the Company's management, which are commonly known as "anti-takeover" measures. Eliminating the prohibition on cumulative voting, for example, would allow a minority stockholder to support management in opposition to any takeover attempt. The increase in the number of shares of Common Stock and the creation of "blank check" Preferred Stock, as discussed above, can also serve as anti-takeover measures. The Company is not aware of any effort to accumulate its shares for purposes of opposing or supporting the Board, and the Company has no present intention of implementing cumulative voting or issuing additional shares of Common Stock or newly authorized Preferred Stock except for the purposes described above. It should be pointed out, however, that if cumulative voting were to be implemented, it could serve the opposite function of thwarting anti-takeover attempts, by allowing a dissenting stockholder with a significant, but minority ownership percentage of the Company's voting securities to gain one or more positions on the Board of Directors.

      The general effect of the authorization and issuance of Preferred Stock, to the extent that dividends may be paid thereon, would be to reduce the amount otherwise available for payment of dividends on the Common Stock currently issued and outstanding, although no dividends have been paid by the Company to date and there is no present intention to do so in the near future. In the event that any additional shares of Common Stock and/or newly issued Preferred Stock having limited voting rights are issued, the voting power of the Common Stock would be diluted. To the extent that a particular series of Preferred Stock is convertible into Common Stock, and/or additional shares of Common Stock may be issued, a dilution of the equity of the outstanding Common Stock could result. Holders of shares of capital stock of the Company have no preemptive rights, and accordingly have no preferential rights to purchase any Common Stock or Preferred Stock in order to maintain their percentage ownership.

      In addition, to the extent that holders of the Preferred Stock receive preferences upon dissolution, liquidation or winding up of the Company, the rights of holders of Common Stock to distribution of the Company's assets upon dissolution will be diminished. When considering whether to issue shares of Preferred Stock, the Board of Directors will consider various factors, including the general effect thereof upon the holders of Common Stock. The Board of Directors does not intend to issue any shares of Preferred Stock except on terms which it deems to be in the best interests of the Company and its stockholders.

      The Board has made no determination with respect to the issuance of any shares of Preferred Stock and has no plans, proposals, commitments, undertakings or arrangements which would result in the issuance of any shares of the Preferred Stock.

     Although the proposed Charter Amendments (i) authorizing "blank check" Preferred Stock, (ii) an increase in the number of authorized shares of Common Stock and (iii) implementation of cumulative voting are not designed to deter or prevent a change in control, under certain circumstances, the Company could, nevertheless use the Preferred Stock, as well as unissued Common Stock, and cumulative voting to create impediments or frustrate persons seeking to effect a takeover or otherwise gain control of the Company and thereby protect the continuity of the Company's management. In addition, the issuance of Preferred Stock or additional shares of Common Stock at below market rates would dilute the value of the Company's then outstanding securities. The Company could also place such shares privately with purchasers who might support the Company's existing Board of Directors in opposing a hostile takeover bid, although the Company has no present intention to do so. The Company does not currently have any plans, agreements, commitments or understandings with respect to the implementation of cumulative voting, the issuance of either Preferred Stock, additional shares of Common Stock, with the exception of outstanding Options under the 1996 Option Plan and shares which are subject of agreements, described above, with Messrs. Pino and Leiva. Neither management nor the Board is considering the use of Preferred Stock or additional shares of Common Stock for such purposes, and neither is aware of any present effort to accumulate the Company's Common Stock for the purpose of gaining control of the Company or articulating dissent. A copy of the proposed Charter Amendments is attached as Appendix B to this Proxy Statement and should be read by stockholders in its entirely.

               The Board of Directors recommends that stockholders
            vote "FOR" adoption of the Charter amendments increasing
             the number of shares of Common Stock, changing its par
            value, removing the prohibition on cumulative voting and
         authorizing "blank check" Preferred Stock - Proposals 3 and 4.


Proposal  5 -  Adoption  of an  amendment  to  Article  III,  Section  14 of the
Company's ByLaws (the "By-Laws") reducing the minimum number of Directors required to serve on committees of the Board of Directors from three to two.

      At the Annual Meeting, stockholders will be asked to adopt an amendment to
Article III, Section 14 of the Company's By-Laws reducing the minimum number of Directors required to serve on the Company's authorized committees from three to two.

      Because the Company currently has only five directors and will have only six if Proposal 1 is adopted by the stockholders, management believes it is in the best interests of the Company to reduce the number of Directors required to serve on each committee of the Board in order to create greater flexibility and efficiency in management.

      A copy of the proposed amendment to Article III, Section 14 of the By-Laws is attached as Appendix C to this Proxy Statement.

      The affirmative vote of the majority of the shares entitled to vote at the Annual Meeting is required to ratify the adoption of an amendment to Article III, Section 14 of the By-Laws.

                     The Board of Directors recommends that
                     Stockholders vote "FOR" adoption of an
              amendment to Article III, Section 14 of the By-Laws -
                                   Proposal 5.


Proposal 6 - Ratification of Appointment of Auditors.

     The Board of Directors has selected Durland & Company, CPAs, P.A. (Durland & Company) of Florida to continue as the Company's principal accountants to audit the Company's financial statements for the fiscal year ending December 31, 1996. The selection of Durland & Company to audit the Company's financial statements for its 1995 fiscal year was also approved by the Board of Directors, after deciding against the continued engagement of the Company's former auditors for the Company's predecessor, Jones, Jensen, Orton & Company ("JJO") on January 1, 1995. The Board of Directors or the Board recommended and approved the decision to change the Company's auditors.

      JJO's reports of the Company's financial statements for the fiscal years ended December 31, 1993 and December 31, 1994 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the 1993 and 1994 fiscal years and the interim period in fiscal 1995 preceding dismissal of JJO, there were no disputes between the Company and JJO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures; during such period, JJO did not advise the Company; that internal controls necessary for developing reliable financial statements were lacking; that information had come to JJO's attention that rendered JJO unable to rely on management's representations or unwilling to be associated with financial statements prepared by management; that there was a need for JJO to expand the scope of its audit or that information had come to JJO's attention which, if further investigated, could materially impact the fairness or reliability of any previously issued audit report, the underlying financial statements or financial statements for any subsequent periods; that JJO failed to expand the scope of its audit or investigations because of its dismissal; that information had come to JJO's attention that materially impacted either a previously issued audit report or underlying financial statements or any subsequent financial statements.

      A representative of Durland & Company is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. Such representative will be given the opportunity to make a statement at the Annual Meeting.

               The Board of Directors recommends that Stockholders
                  vote "FOR" ratification of the appointment of
                            Durland & Company as the
                        Company's Auditors - Proposal 6.

                                  OTHER MATTERS

      The Board of Directors is not aware of any matters to be presented at the 1996 Meeting except those matters described in this Proxy Statement. Unless otherwise directed, all shares represented by Proxies will be voted in favor of Proposals 1 through 5 described in this Proxy Statement and the Notice. If any other matters come before the 1996 Meeting, the persons named in the accompanying Proxies will vote on those matters according to their best judgment.

                 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE 16(a)

               Section 16(a) of the Exchange Act requires the Company's officers and Directors and persons who own beneficially more than ten percent of a registered class of the Company's equity securities (10% Stockholders) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and 10% Stockholders are required by regulation to furnish the Company with copies of all forms filed by them pursuant to
Section 16(a). The Company, however, was not a reporting company during the fiscal year ended December 31, 1995, and its officers, directors and 10% Stockholders were not subject to Section 16(a) compliance.

                                    EXPENSES

               The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Notice, Proxy and Annual Report, materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares of Common Stock listed of record in the names of such banks or brokers as nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies will be undertaken by mail, and may be supplemented by officers and other employees of the Company, using telephone calls and telegrams but no additional compensation will be paid to them.

                              STOCKHOLDER PROPOSALS

     No person who intends to present a proposal for action at a forthcoming Stockholders' meeting of the Company's Stockholders (a "Proponent") may seek to have such Proponent's proposal included in the proxy statement or form of proxy for such meeting unless the Proponent: (i) is a beneficial owner of record of at least (A) 1% of the Company's outstanding voting shares at the Record Date or
(B) $1,000 in market value of the Company's voting shares, has held such shares for at least one year at the time the proposal is submitted and continues to own such shares through the date of the meeting, (ii) provides the Company in writing with (A) his name, address, the number of shares held by such Proponent and the dates upon which such shares were acquired, (B) documentary support of the Proponent's beneficial ownership in the form of either (1) a written statement by a record owner or an independent third party, or (2) a copy of (A) a Schedule 13D, Schedule 13G, Form 13F, Form 3 and/or Form 4 or amendments thereto, (B) a copy of all subsequent amendments to such documents, (C) the Proponent's affidavit, declaration, affirmation or other similar document provided for under state law attesting that the Proponent continued to be the beneficial owner of the required percent or market value of the Company's shares, as provided in clause (i) above; (iii) the Proponent's written statement that he intends to continue ownership of such shares through the date of the next annual meeting of stockholders of the Company; (iv) notifies the Company of his intention to appear personally at the meeting or by a representative qualified under Nevada law to present his proposal for action, and (v) submits his proposal and all supporting statements and documents in writing on a timely basis. To be included in the proxy statement or proxy for the Company's next annual meeting of Stockholders, a proposal must be received at the Company's principal executive office no later than August 15, 1997. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive offices at a reasonable time before proxies are solicited for such meeting.

               A person may submit only one proposal of not more than 500 words, along with a supporting statement if the proponent requests inclusion of such a statement with the proxy materials, and under certain circumstances enumerated in the rules of the Securities and Exchange Commission relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

Request for Annual and Quarterly Reports

               Copies of the Company's Annual Report for the fiscal year ended December 31, 1995 and its Report on Form 10-Q for the period ended September 30, 1996, each as filed with the Securities and Exchange Commission and including the financial statements, accompany these proxy materials.


                       By Order of the Board of Directors


                                                     Raymond M. Brennan
                                                     Secretary

Wayne, New Jersey
December _, 1996

                                   APPENDIX A

                             1996 STOCK OPTION PLAN

                                   APPENDIX A

                            PICK COMMUNICATIONS CORP.
                             1996 STOCK OPTION PLAN

1.  Purposes.

         The PICK Communications Corp. 1996 Stock Option Plan (the "Plan") is intended to provide the employees, directors, independent contractors and consultants of PICK Communications Corp., a Nevada corporation (the "Company"), with an added incentive to commence employment with the Company, continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its stockholders.
The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under
Section 422(b) of the Code and Stock Appreciation Rights ("SARs") (collectively the "Options").

2.  Shares Subject to the Plan.

         The total number of shares of the Company's common stock, $.001 par value per share (the "Common Stock"), that may be subject to Options granted under the Plan shall be 5,000,000 in the aggregate, subject to adjustment as provided in Paragraph 8 of the Plan; however, the grant of an ISO to an employee together with a tandem SAR or any NQSO to an employee together with a tandem SAR shall only require one share of Common Stock available subject to the Plan to satisfy such joint Option. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for granting of Options under the Plan.

3.  Eligibility.

         ISO's or ISO's in tandem with SAR's (provided the SAR meets the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a) through (e) inclusive) may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An Officer is an employee for the above purposes. However, a director of the Company who is not otherwise an employee is not deemed an employee for such purposes. Options, other than ISO's, may be granted from time to time under the Plan to one or more employees of the Company, Officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company, including persons who have previously been granted Options under the Plan.

4.  Administration of the Plan.

         The Plan shall be administered by the Board of Directors of the Company as such Board of Directors may be composed from time to time and/or by a Stock Option Committee (the "Committee") which shall be comprised of at least two disinterested persons (the term "disinterested" having the meaning ascribed to it by Rule 16b-3 of the Securities Exchange Act of 1934 (the "1934 Act)) appointed by such Board of Directors of the Company. As and to the extent authorized by the Board of Directors of the Company, the Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Board of Directors or Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISO, NQSO, and/or SARs in tandem with NQSOs, and/or SARs in tandem with ISOs) and the number of shares of Common Stock to be subject to each Option, the manner and form in which the optionee can tender payment upon the exercise of his Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors and/or the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board of Directors and/or the Committee, in its discretion, shall deem relevant. The Board of Directors' and/or the Committee's determinations on the matters referred to in this Paragraph shall be conclusive.

5.  Terms of Options.

         Within the limits of the express provisions of the Plan, the Board of Directors or the Committee may grant either ISOs or NQSOs and/or SARs in tandem with NQSOs or SARs in tandem with ISOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The optionee, if granted a SAR in tandem with a NQSO or ISO, may receive from the Company, in lieu of exercising his option to purchase shares pursuant to his NQSO or ISO, at one of the certain specified times during the exercise period of the NQSO or ISO as set by the Board of Directors or the Committee, the excess of the fair market value upon such exercise (as determined in accordance with subparagraph (b) of this Paragraph 5) of one share of Common Stock over the Option Price per share specified upon grant of the NQSO or ISO/SAR multiplied by the number of shares of Common Stock covered by the SAR so exercised. The character and terms of each Option granted under the Plan shall be determined by the Board of Directors and/or the Committee consistent with the provisions of the Plan, including the following:

         (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

         (b) The Option Price of the shares of Common Stock subject to each ISO and each SAR issued in tandem with an ISO shall not be less than the fair market value of such shares of Common Stock at the time such ISO is granted. Such fair market value shall be determined by the Board of Directors and, if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO or SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

         (c) The Option Price of the shares of Common Stock subject to an NQSO or an SAR in tandem with a NQSO granted pursuant to the Plan shall be determined by the Board of Directors or the Committee, in its sole discretion.

         (d) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO or a SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more that 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

         (e) With respect to the grant of SAR's to Officers and Directors of the Company, an SAR may be exercised at any time after six months of the date of the grant thereof during the exercise period of the ISO or NQSO with which it is granted in tandem and prior to the exercise of such ISO or NQSO, but only within the specified 10 business day period referred to in subsection (e)(3) of Rule 16b-3 of the 1934 Act (generally, the 10 business days immediately following the publication of the Company's quarterly financial information) if the Company's Common Stock is registered pursuant to Section 12(g) of the 1934 Act. Notwithstanding the foregoing, the Board of Directors and/or the Committee shall in their discretion determine from time to time the terms and conditions of SAR's to be granted, which terms may vary from the afore-described conditions, and which terms shall be set forth in a written stock option agreement evidencing the SAR granted in tandem with the ISO or NQSO. The exercise of an SAR granted in tandem with an ISO or NQSO shall be deemed to cancel such number of shares subject to the unexercised Option as were subject to the exercised SAR. The Board of Directors or the Committee also has the discretion to alter the terms of the SARs if necessary to comply with Federal or state securities law. Amounts to be paid by the Company in connection with an SAR may, in the Board of Director's or the Committee's discretion, be made in cash, Common Stock or a combination thereof.

          (f) Unless otherwise provided in any Option agreement under the Plan, an Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no case may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred
(100), and (ii) become fully exercisable more than five years from the date of its grant nor shall less than 20% of the Option become exercisable in any of the first five years of the Option. The Board of Directors or the Committee, in its sole discretion, may at such time or times as it deems appropriate, if ever, accelerate all or part of the vesting provisions with respect to one or more outstanding options. The acceleration of one option shall not infer that any option is or to be accelerated.

          (g) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, which payment at the option of the optionee shall be in the form of (i) cash or certified or bank check payable to the order of the Company, of the Option Price of such shares of Common Stock, or, (ii) if permitted by the Committee or the Board of Directors, as determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by the delivery of shares of Common Stock having a fair market value equal to the Option Price or the delivery of an interest-bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code (provided, in order to qualify as an ISO, more than one year shall have passed since the date of grant and one year from the date of exercise), or (iii) at the option of the Committee or the Board of Directors, determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by a combination of cash, promissory note and/or such shares of Common Stock (subject to the restriction above) held by the employee that have a fair market value together with such cash and principal amount of any promissory note that shall equal the Option Price, and, in the case of a NQSO, at the discretion of the Committee or Board of Directors by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the tax withholding amount due, or otherwise provide for withholding as set forth in Paragraph 9(c) hereof, or in the event an employee is granted an ISO or NQSO in tandem with an SAR and desires to exercise such SAR, such written notice shall so state such intention. The Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board of Directors and/or the Committee, in its discretion, shall authorize.

          (h) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

          (i) All Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and any ISO or SAR in tandem with an ISO granted under the Plan may be exercised during the lifetime of the holder thereof only by the holder. No Option granted under the Plan shall be subject to execution, attachment or other process.

          (j) The aggregate fair market value, determined as of the time any ISO or SAR in tandem with an ISO is granted and in the manner provided for by Subparagraph (b) of this Paragraph 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO.

          (k) Notwithstanding anything contained herein to the contrary, a SAR which was granted in tandem with an ISO shall (i) expire no later than the expiration of the underlying ISO; (ii) be for no more than 100% of the spread at the time the SAR is exercised; (iii) shall only be transferable when the underlying ISO is transferable; (iv) only be exercised when the underlying ISO is eligible to be exercised; and (v) only be exercisable when there is a positive spread.

6.  Death or Termination of Employment.

          (a) Subject to the provisions of subparagraph (d) of this Paragraph 6 and except as otherwise determined by the Board of Directors or the Committee in its sole discretion, if the employment of a holder of an ISO under the Plan shall be terminated for any reason other than cause or the death or the disability of the holder, such holder's ISO shall expire within three (3) months after such termination. Except as otherwise determined by the Board of Directors or the Committee, in its sole discretion, if the employment of a holder of an ISO, NQSO, and/or SAR in tandem with a NQSO shall terminate for cause, then any unexercised ISO, NQSO, and/or SAR in tandem with a NQSO granted to the holder shall expire as at the time of termination. If the employment of a holder of an Option (exclusive of his ISOs) shall be terminated for any reason other than cause or the death or the disability of the holder, such holder's Options, other than his ISOs, may be exercised during the earlier of (i) the respective terms thereof, or (ii) the subsequent death or disability of the respective holder, subject to the provisions of subparagraphs

(b) and (d) of this Paragraph 6, unless the Board of Directors or the Committee shall in its sole discretion set forth to the contrary in the holder's Option Agreement.

          (b) If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment, such Options may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within such time as determined by the Board of Directors or the Committee in its sole discretion, but in no event less than six months after the individual's death, to the extent such Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier.

          (c) If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised at any time within six months after such holder's termination of employment due to the disability.

          (d) Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment or death, and in any event may not be exercised after the original expiration date of the Option.

7.  Leave of Absence.

          For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

8.  Adjustment Upon Changes in Capitalization.

          (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

          (b) Any Option granted under the Plan, unless waived by the Board of Directors or the Committee, may, at the discretion of the Board of Directors of the Company and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Company, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of optionee under his Option(s) prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

          (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

9. Further Conditions of Exercise.

          (a) Unless the shares of Common Stock issuable upon the exercise of an Option have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

          (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

          (c) The Board of Directors or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of payment of all or any portion of such Option and/or SAR until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Option and/or SAR and/or SDR in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Option, in order to withhold or reimburse the Company for the amount it is required to so withhold, or (iv) withholding the amount due from such employee's wages if the employee is employed by the Company or any subsidiary thereof.

10.  Termination, Modification and Amendment.

          (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

          (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

          (c) The Board of Directors of the Company may at any time, prior to ten (10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options or shares may be granted under the Plan, materially change the standards of eligibility under the Plan or amend any provision hereof which requires stockholder approval in order to preserve the status of the Plan as a plan qualifying under Rule 16b-3 of the 1934 Act if the Plan would otherwise qualify thereunder. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

          (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

11.  Effective Date of the Plan.

          The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon within one year before or after adoption of the Plan by the Board of Directors.

12.  Not a Contract of Employment.

          Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee.

13.  Other Compensation Plans.

          The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.

                                   APPENDIX B

                           PROPOSED CHARTER AMENDMENTS

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                            PICK COMMUNICATIONS CORP.


             Pursuant to the  provisions of Nevada  Revised  Statutes,  Title 7,
Chapter 78, the undersigned officers of PICK Communications Corp., a Nevada corporation (the "Corporation") do hereby certify:

             FIRST:  The name of the Corporation is:
                          PICK Communications Corp.

     SECOND: The Board of Directors of the Corporation duly adopted the following resolutions on November 12, 1996:

                          RESOLVED,  that is  advisable,  in the judgment of the
             Board of  Directors  of the  Corporation,  for the  Company to: (i)
             increase the number of shares of common stock that the Board of Directors of the Corporation is authorized to issue from fifty million (50,000,000) to seventy-five million (75,000,000); (ii) change the par value of shares of common stock from $.002 to $.001 per share; (iii) authorize the Board of Directors of the Corporation to issue up to ten million (10,000,000) shares of "blank check" preferred stock, $.001 par value per share; (iv) add the denial of preemptive rights to the preferred stock as well as the common stock; and (v) in order to accomplish the foregoing changes and amend Articles IV and VIII thereof to read in their entirety, respectively, as follows:

             "ARTICLE IV. Capitalization.

                          "(a) The Corporation shall have authority to  issue up
             to eighty-five million (85,000,000) shares, consisting of seventy-five million (75,000,000) shares of common stock, par value $.001 per share (the "Common Stock"), and ten million (10,000,000) shares of preferred stock, par value $.001 per share (the "Preferred Stock").

                          "(b) The Preferred  Stock shall be issued from time to
             time in one or more series, with such distinctive serial designations, preferences, limitations, and relative rights, as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series the Board of Directors is expressly authorized to fix: the annual rate or rates of dividends for the particular series; the dividend payment date for the particular series and the date, if any, from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative; the redemption price or prices, if any, and the term and the terms and conditions of redemption for the particular series; sinking fund provisions, if any, for the particular series; the voting rights, if any, for the particular series; the rights, if any, of holders of the shares of the particular series to convert or exchange the same into shares of any other series or class or other securities of the Corporation or of any other corporation, with any provisions for the subsequent adjustment of such conversion rights; the preference for the particular series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

                          "(c) All shares of  Preferred  Stock of any one series
             shall be identical with all other shares in such series in all respects, except that the shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative. Except as to the particulars may be fixed by the Board as hereinabove provided or as provided in the description of any series of Preferred Stock, all Preferred Stock shall otherwise be of equal rank, regardless of series, and shall be identical in all respects."

             "ARTICLE VIII. No Preemptive Rights. No holder of any of the shares of any class of Common Stock or Preferred Stock of the Corporation shall be entitled as of right to subscribe for, purchase, or other-wise acquire any shares of any class of stock of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities, or obligations of the Corporation which are con-vertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securit-ies, or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder."

                          FURTHER  RESOLVED,   that  it  is  advisable,  in  the
             judgment of the Board of Directors of the Corporation, that Article IX of the Articles of Incorporation, relating to voting rights of the Common Stock, be deleted in its entirety, and that the subsequent Articles be renumbered accordingly, in order to eliminate any confusion with the amended provisions of Article IV of the Articles of Incorporation set forth hereinabove and to eliminate the prohibition contained in said Article IX on cumulative voting of shares.

                          FURTHER   RESOLVED,   that  an   annual   meeting   of
             stockholders having voting power be and it is hereby called and that notice be given in the manner prescribed by the By-laws of the Corporation and by Nevada Revised Statutes, Title 7, Chapter 78, unless the said stockholders shall waive the notice of meeting in writing or unless all of said stockholders shall dispense with the holding of a meeting and shall take action upon the proposed amendments by a consent in writing signed by them; and

                          FURTHER  RESOLVED,  that,  in the event  that the said
             stockholders shall adopt the aforesaid proposed amendments by a vote in favor thereof by at least a majority of the shares present and voting or by a written consent in favor thereof signed by all of them without a meeting, the Corporation is hereby authorized to make by the hands of its President or a Vice President and by its Secretary or an Assistant Secretary a certificate setting forth said amendment and to cause the same to be filed pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78.

             THIRD: The total number of outstanding shares having voting power of the Corporation is 42,162,516 shares of Common Stock, and the total number of votes entitled to be cast by the holders of all of said outstanding shares is 42,162,516 shares of Common Stock.

             The holders of a majority of the aforesaid total number of shares having voting power, to wit, 42,162,516 shares, adopted the amendments herein certified by holding and voting at a meeting of stockholders in accordance with the provisions of Nevada Revised Statutes, Title 7, Section 78.320.

Signed on January __, 1997

                                                PICK Communications Corp.


                                                By:
                                                   Diego Leiva, President



                                                   Raymond M. Brennan, Secretary

STATE OF NEW YORK                    )
                                     :  ss.:
COUNTY OF NEW YORK                   )

               On January __, 1997, personally appeared before me, a Notary Public, for the State and County aforesaid, Diego Leiva and Raymond M. Brennan, as President and Secretary, respectively, of PICK Communications Corp. who acknowledged that they executed the above instrument.


                                                                   Notary Public


[Notarial Seal]

                                   APPENDIX C

                            PROPOSED BY-LAW AMENDMENT

                                   APPENDIX C

                            PROPOSED BY-LAW AMENDMENT


          The proposed amendment to Article III, Section 14 of the By-Laws reads as follows:

                "SECTION 14. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, including any executive committee, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent member at any meeting of the committee. Except to the extent restricted by statute or the Articles of Incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise all of the authority of the Board of Directors. Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time to be affixed to all papers which require it. Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors."

                                      PROXY

                            PICK Communications Corp.
                           Wayne Interchange Plaza II
                                155 Route 46 West
                             Wayne, New Jersey 07470
                                 (201) 812-7425

               The undersigned, a holder of Common Stock of PICK Communications Corp., a Nevada corporation (the "Company"), hereby appoints Karl Petersson and Raymond M. Brennan, and each of them, the proxies of the undersigned (the "Proxies"), each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on January 21, 1997 and any adjournments thereof, as follows:


1. ELECTION OF DIRECTORS,  as provided in the Company's Proxy Statement:

     [ ] FOR all nominees listed below [ ] WITHHOLD AUTHORITY to vote for all nominees listed below. (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS NAME BELOW)

     Diego Leiva, Raymond M. Brennan, Robert R. Sams, Ricardo Maranon, Greg Manning, and Sergio Pino.

2. The  ratification of the Company's 1996 EMPLOYEE STOCK OPTION PLAN.

     [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. Amending the Company's Articles of Incorporation to authorize (i) an INCREASE IN THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK TO 75,000,000; (ii) a DECREASE IN THE PAR VALUE OF EACH SHARE OF COMMON STOCK FROM $.002 TO $.001; and
(iii) ELIMINATION OF THE PROHIBITION ON CUMULATIVE VOTING OF COMMON STOCK.

     [ ] FOR [ ] AGAINST [ ] ABSTAIN

4. Amendment of the Company's Articles of Incorporation to authorize BLANK CHECK PREFERRED STOCK.

     [ ] FOR [ ] AGAINST [ ] ABSTAIN

5. Amending the Company's By-Laws TO REDUCE THE NUMBER OF DIRECTORS REQUIRED TO SERVE ON AUTHORIZED COMMITTEES FROM THREE TO TWO.

     [ ] FOR [ ] AGAINST [ ] ABSTAIN

6. The ratification of the APPOINTMENT OF DURLAND & COMPANY, CPAs, P.A. as the Company's auditors for the fiscal year ending December 31, 1996.

     [ ] FOR [ ] AGAINST [ ] ABSTAIN

7. Upon such other matters as may properly come before the meeting or any adjournments thereof.

               The undersigned hereby revokes any other proxy previously granted to vote at such Annual Meeting, and hereby ratifies and confirms all that the above-named Proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said Proxies are authorized to vote in accordance with their best judgment.

               THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE HEREOF. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSALS 2, 3, 4, 5 AND 6 AND AS SAID PROXIES SHALL DEEM ADVISABLE WITH RESPECT TO SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

               The undersigned acknowledges receipt of copies of the Annual Report, the Quarterly Report on Form 10-Q for the period ended September 30, 1996, the Notice of Annual Meeting, and the accompanying Proxy Statement of the Company dated December __, 1996, relating to the Annual Meeting.




                                                  ______________________________
                                                  Signature(s) of Stockholder(s)

The signature(s) hereon should correspond exactly to the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please indicate the full corporate name and indicate the title of signing officer.

Date:                     , 1996







              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                            PICK COMMUNICATIONS CORP.
                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.